UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2025

Performant Healthcare, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35628	20-0484934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 South Pine Island Road,
Plantation, FL 33324
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (925)  960-4800

N/A
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $.0001 per share	PHLT	The Nasdaq Stock Market LLC

Item 2.02	Results of Operations and Financial Condition.
On August 1, 2025, Performant Healthcare, Inc. (the “Company”) issued a press release announcing preliminary financial results for its quarter ended June 30, 2025. The full text of the press release is furnished as Exhibit 99.1.

The information furnished in this Form 8-K, including the exhibit attached, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.
(d)Exhibits

99.1	Press release issued by Performant Healthcare, Inc., dated August 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company's outlook for revenues, net income (loss), and adjusted EBITDA in 2025 and beyond. These forward-looking statements are based on current expectations, estimates, assumptions, and projections that are subject to change and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to: the Company’s ability to generate revenue following long implementation periods associated with new customer contracts; client relationships and the Company’s ability to maintain such client relationships; our commercial client growth strategy; many of the Company’s customer contracts are subject to periodic renewal, are not exclusive, and do not provide for committed business volumes; anticipated trends and challenges in the Company’s business and competition in the markets in which it operates; the Company’s indebtedness and compliance, or failure to comply, with restrictive covenants in the Company’s credit agreement; opportunities and expectations for growth in the various markets in which the Company operates; the Company’s ability to hire and retain employees with specialized skills that are required for its healthcare business; downturns in domestic or global economic conditions and other macroeconomic factors; the Company’s ability to generate sufficient cash flows to fund our ongoing operations and other liquidity needs; the impact of public health emergencies, such as the COVID-19 pandemic, on the Company’s business and operations, opportunities and expectations for the markets in which the Company operates; the impacts of a failure of the Company’s operating systems or technology infrastructure or those of third-party vendors and subcontractors; the impacts of a cybersecurity breach or related incident to the Company or any of the Company’s third-party vendors and subcontractors; the adaptability of the Company’s technology platform to new markets and processes; the Company’s ability to invest in and utilize data and analytics capabilities to expand our capabilities; the Company’s growth strategy of expanding in existing markets and considering strategic alliances or acquisitions; the Company’s ability to maintain, protect and enhance its intellectual property; expectations regarding future expenses; expected future financial performance; and the Company’s ability to comply with and adapt to industry regulations and compliance demands.

More information on potential factors that could affect the Company's financial condition and operating results is included from time to time in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's annual report on Form 10-K for the year ended December 31, 2024 and subsequently filed reports on Forms 10-Q and 8-K. The forward-looking statements are made as of the date of this press release and the Company does not undertake to update any forward-looking statements to conform these statements to actual results or revised expectations.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 1, 2025

PERFORMANT FINANCIAL CORPORATION

By:	/s/Rohit Ramchandani
Rohit Ramchandani
Chief Financial Officer